SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

Echelon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 Meridian Ave., San Jose, California	95126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 938-5200

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release dated July 15, 2003, of Echelon Corporation (furnished pursuant to Items 9 and 12 hereof).

Item 9.	Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 15, 2003, Echelon Corporation issued a press release reporting on its results of operations for the quarter ended June 30, 2003. The full text of this press release is furnished in this report, pursuant to Items 9 and 12 hereof, as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

Dated: July 17, 2003
	By:	/s/ OLIVER R. STANFIELD
Oliver R. Stanfield
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 15, 2003, of Echelon Corporation (furnished pursuant to Items 9 and 12 hereof).